Semi Annual Report
July 19, 2000

Dear Shareholders:

     We ended the quarter with our net asset value unchanged from the previous quarter at $1.51.

     During the quarter, we completed new investments in BanKor.com and TSS-Transnet and increased our investments in two portfolio companies, UStec and Ultra-Scan.

     We purchased $200,000 of preferred stock in BanKor.com as part of a syndicate that provided $3.75 million of financing to BanKor.com. BanKor.com provides an affordable, cost-efficient online banking solution to community banks and other financial institutions. BanKor.com is dedicated to removing the barriers to online banking and is especially interested in helping to level the playing field between community banks and their much larger competitors. Our investment represents approximately 3% of BanKor.com. We also provided $250,000 of capital to a management team, which allowed them to purchase all of the assets of TSS-Transnet. TSS-Transnet is a trucking and logistics management company offering a single source logistics solution that encompasses road, rail, air, ocean, and a variety of distribution services tailored to the customers' individual business needs. We purchased preferred stock and a warrant for 25% of the common stock. Management intends to use TSS-Transnet as a platform to consolidate other trucking companies.

     We increased our investment in UStec by exercising options for 50,000 shares. Also, we provided $25,000 in a bridge loan for Ultra-Scan. Both of these companies are actively pursuing fundraising.

     As our portfolio ages, many of our companies are displaying the promise that we anticipated when we made our original investment. We look forward to sharing these results with you in the coming quarters. Rand's website has been launched (www.randcapital.com). The site includes information and links to our portfolio companies as well as other related sites. We feel our website will provide a more efficient manner in which to communicate with our shareholders and provide portfolio company updates. We encourage you to visit our website.

Allen F. Grum

Portfolio Valuation / June 30, 2000


                                                                             June 30, 2000              March 31, 2000

Company and Business       Type of Investment    Date Acquired  Cost         Value         Per Share    Value            Per Share
                                                                                           of Rand                       of Rand

-------------------------- --------------------- -------------- ------------ ----------    -----------  -----------      ----------
-------------------------- --------------------- -------------- ------------ ----------    -----------  -----------      ----------
American Tactile           Convertible           6/23/95             150,000     50,000           0.01       50,000            0.01
Corporation Medina, NY.    Debentures at 8%
Develops equipment and     due June 2000 and
systems to produce         April 2001 with
signage.                   detachable warrants
www.americantactile.com

ARIA Wireless Systems,     Common Stock -        5/23/97             543,840    349,840           0.06      349,840            0.06
Inc. (OTC:AWSI)*           488,000 shares
Buffalo, NY.  Markets      $105,840 Demand
wireless radio             Notes at 15%
transmission
communication equipment.
www.aria-glb.com

BanKor.com Bloomfield,     Series A              5/30/00             200,000    200,000           0.03
MN. Provides turn-key      Convertible
solutions for on-line      Preferred Stock -
community banking.         200,000 shares
                           Cumulative Dividend
                           $0.08 per share per
                           annum

BioWorks, Inc. Geneva,     Series A              11/6/95              56,000     56,000           0.01       56,000            0.01
NY.  Develops and          Convertible
manufactures biological    Preferred Stock -
alternative to chemical    32,000 shares
pesticides.
www.bioworksbiocontrol.com

Clearview Cable TV, Inc.   Common Stock - 400    2/23/96              55,541     55,541           0.01       55,541            0.01
New Providence, NJ.        shares
Cable television
operator.

Contract Staffing          Series A 8%           11/8/99             100,000    100,000           0.02      100,000            0.02
Buffalo, NY. PEO           Cumulative
providing human resource   Preferred
administration for small   Stock-10,000 shares
businesses.
www.contract-staffing.com

DataView, LLC Mt. Kisco,   5.5% Membership       10/1/98             310,357    343,357           0.06      343,357            0.06
NY.  Designs, develops     Interest
and markets browser
based software for
investment
professionals. www.
marketgauge.
com

Fertility Acoustics,       Common Stock -        10/1/97              87,440  1,167,012           0.20    1,167,012            0.20
Inc. Buffalo, NY.          848,736 Shares
Developer of proprietary
methods to diagnose
onset of ovulation.

G-TEC Natural Gas          41.67% Class A        8/31/99             300,000    300,000           0.05      300,000            0.05
Systems Buffalo, NY.       Membership Interest
Manufactures and           8% Cumulative
distributes systems that   Dividend
allow natural gas to be
used as an alternative
fuel to gases.
www.gas-tec.com.

Hammertime Kitchen &       Convertible           10/1/98             300,000    300,000           0.05      300,000            0.05
Bath Works, Inc.           Preferred Stock -
Clarence, NY.  Exclusive   1,000 Shares
Sears licensed installer   Senior Subordinated
of kitchens and baths.     Note at 12% due
                           October 2000
                           Promissory Note at
                           15%, due August 1999

HCI Systems Kennebunk,     Series B Preferred    12/15/99            100,500    100,500           0.02      100,500            0.02
ME. Facilities             Stock - 67,000
management software        Shares 5%
solution.                  Cumulative Dividend
www.hcisystems.com

MemberWare Technologies,   Promissory Note at    9/16/99             100,000    150,000           0.03      150,000            0.03
Inc. Pittsford, NY.        Prime Rate + 4.5%
Internet company engaged   due September 2004.
in web related             Common Stock -
consulting services.       40,000 Shares
www.memberware.com         34,000 warrants for
                           shares of stock

MINRAD, Inc. Buffalo,      595,506 Common        8/4/97              874,030  1,111,000           0.19    1,111,000            0.19
NY.  Developer of laser    Shares. 53,628
guided surgical devices.   Preferred Shares
Merged with BioVector,
Inc. December
1999.

Pathlight Technology,      Class A Series        10/7/97           1,174,996  2,012,922           0.35    2,012,922            0.35
Inc. Ithaca, NY.           Convertible
Develops SAN technology    Preferred Stock -
for computer industry.     200,000 shares with
www.pathlight.com          6% cumulative
                           dividend.
                           Preferred Class B -
                           117,187 shares
                           Class C Preferred
                           Stock - 214,285
                           Shares 67,578
                           warrants for shares
                           of stock

Platform Technology        Two units with        9/24/97               8,045     60,000           0.01       60,000            0.01
Holdings, LLC              option for two
Charlottes-ville, VA.      additional units
Provides sales support
and management for
unique medical
businesses.

TSS-TransnetMilton,        Series A Preference   6/1/00              250,000    250,000           0.04
Ontario. Canadian and      Stock - 250 shares
U.S. trucking and          12% Quarterly
logistics company.         Dividend250
                           warrants for common
                           stock

UStec, Inc. Victor, NY.    Promissory Note at    12/17/98            100,500    150,000           0.03      100,000            0.02
Manufacturers and          12% due December
markets digital wiring     2003 50,000 common
systems for residential    shares
new home construction.     2,500 warrants for
www.ustecnet.com           common shares

Vanguard Modular           Preferred Units -     12/16/99            270,000    270,000           0.05      270,000            0.05
Building Systems           2,673 Units with
Philadelphia, PA. Leases   Warrants
and sells high-end
modular space solutions.
www.vanguardmodular.com

Preferred Stock            Merrill Lynch -       7/15/99           1,047,888    951,460           0.17      925,838            0.16
Portfolio* ^ Merrill       12,000 shares;
Lynch (MER-F),  Motorola   Motorola - 10,000
(MOT-A),  Citicorp         shares; Citicorp -
(CIH-A), Texaco (TXC-A)    10,000 shares;
                           Texaco - 12,000
                           shares
                                                                     896,397     25,163           0.01          164
                                                                     -------     ------           ----          ---
Other investments          Other

                           Total                                   6,925,534  8,002,795           1.40    7,452,174            1.30
                           Portfolio investments

                           Cash and Cash                                         51,154           0.01      646,881            0.11
                           equivalents                                           ------           ----      -------            ----

                           Net receivables                                      114,871           0.02       97,663            0.02
                           (payables)
                           Net Assets before                                  8,168,820           1.43    8,196,718            1.43
                           Taxes                                              ---------           ----    ---------            ----

                           Tax provision                                       (471,880)         (0.08)    (471,880)          (0.08)
                           (benefit)

                                                                              ---------                   ---------
                           Net Assets                                         8,640,700                   8,668,598

                          Net Asset Value per Share                                               1.51                         1.51
                          (5,708,034 shares outstanding
                          at March 31, 2000 and 5,723,034
                          shares outstanding at June 30, 2000)


* Publicly owned company ^ Unrestricted securities Note: Restricted securities, including securities of publicly-owned companies which are subject to restrictions on resale, are valued at fair value as determined by the Board of Directors. Fair value is considered to be the amount which the Corporation may reasonably expect to receive for portfolio securities if such securities were sold on the valuation date. Valuations as of any particular date, however, are not necessarily indicative of amounts which may ultimately be realized as a result of future sales or other dispositions of securities. Among the factors considered by the Board of Directors in determining the fair value of restricted securities are the financial condition and operating results, projected operations, and other analytical data relating to the investment. Also considered are the market prices for unrestricted securities of the same class (if applicable) and other matters which may have an impact on the value of the portfolio company.

RAND CAPITAL CORPORATION
Results  from  Annual  Shareholders Meeting held April 13, 2000

(1) Board of Directors  Election

                        Votes For      Votes Withheld           Against
                        ---------      --------------           -------
Reginald B. Newman II   4,955,438       8,940                   -
Allen F. Grum           4,955,438       8,940                   -
Luiz F. Kahl            4,955,438       8,940                   -
Erland E. Kailbourne    4,954,238      10,140                   -
Ross B. Kenzie          4,943,823      20,555                   -
Willis S. McLeese       4,954,438       9,920                   -
Jayne K. Rand           4,955,438       8,940                   -

(2) Appointment of Deloitte & Touche as Auditors

                        Votes For      Votes Withheld           Against
                        ---------      --------------           -------
                        4,932,215      16,078                   16,085

Officers                Title                    Email
--------                -----                    -----
Allen F. Grum           President/CEO            pgrum@randcap.com
Daniel P. Penberthy     Chief Financial Officer  dpenberthy@randcap.com

CORPORATE DATA Stock Listing NASDAQ SmallCap Market-symbol RAND

Transfer Agent and Registrar Continental Stock Transfer & Trust Company www.continentalstock.com
General Counsel Hodgson, Russ, Andrews, Woods & Goodyear, LLP
Independent Accountants Deloitte & Touche LLP
Number of Shareholders 823 (as of March 6, 2000)

Rand is actively seeking business opportunities for investment consideration. If you are aware of those businesses that may need Rand's support and assistance, please feel free to contact us.

Rand Capital Corporation
2200 Rand Building
Buffalo, NY 14203
Tel: 716-853-0802
Fax: 716-854-8480

RAND CAPITAL CORPORATION
Statements of Financial Position
June 30, 2000 and December 31, 1999

Assets                            Unaudited June 30, 2000      December 31, 1999

Investments at Directors'              $        8,002,795    $        5,319,399
valuation (cost: at 6/30/00 -
$6,925,534;
at 12/31/99 - $6,182,596
Cash and cash equivalents                          51,154             1,139,708
Interest receivable (net of
allowance of $13,167                               98,576                83,524
at 6/30/00 and at 12/31/99)
Deferred tax asset                                471,880             1,071,880
Other assets                                       55,396                34,436
                                                   ------                ------
Total Assets                           $        8,679,801    $        7,648,947
                                       ==================    ==================

Liabilities and Stockholders'
Equity (Net Assets)
Liabilities:
Accounts payable and accrued
expenses                                      $    39,070           $    44,174
Income taxes payable                                   30                    30
                                                       --                    --
Total Liabilities                                  39,100                44,204
                                                   ------                ------

Stockholders' Equity (Net
Assets):

Common stock, $.10 par - shares                   572,804               570,804
authorized 10,000,000 issued
and outstanding 5,723,034 at
June 30, 2000 and 5,708,034
at December 31, 1999.
Capital in excess of par value                  6,907,329             6,889,379
Undistributed net investment                   (2,180,259)           (1,955,808)
(loss)
Undistributed realized gain on
investments                                     2,596,531             2,696,531
Net unrealized (depreciation)                    (744,296)             (596,163)
of investments                                  ---------             ---------
Net Assets (per share 6/30/00 -
$1.51; 12/31/99 - $1.33)                        8,640,701             7,604,743
                                                ---------             ---------
Total Liabilities and                         $ 8,679,801           $ 7,648,947
Stockholder's Equity                          ===========           ===========

RAND CAPITAL CORPORATION
Statements of Operations
Six Months ended June 30, 2000 and December 31, 1999

                                  Unaudited June 30, 2000      December 31, 1999
Investment income:
Interest from portfolio                          $ 44,063              $ 78,926
companies
Interest from other                                79,707                77,264
investments
Other income                                            -                45,878
                                                  -------               -------
                                                  123,770               202,068
                                                  -------               -------
Expenses:
Salaries                                          149,804               155,500
Employee benefits                                  44,825                38,443
Directors' fees                                    18,000                13,500
Legal fees                                         14,380                 9,928
Professional fees                                  15,628                12,342
Stockholder and office                             36,206                28,184
Insurance                                          14,510                16,936
Corporate development                               8,851                13,318
Other operating                                    40,019                57,701
                                                   ------                ------
                                                  342,223                345,58
                                                  -------                ------

Investment (loss) before                         (218,453)             (143,786)
income taxes
Income taxes provision                              5,998                 5,488
Deferred income tax provision (benefit)                 -                     -
                                                 --------               -------
Investment (loss) - net                          (224,451)              149,274
                                                 --------               -------
Realized and unrealized gain
(loss) on investments:
Net gain (loss) on sales                         (100,000)              (14,300)
and dispositions                                 --------               -------
Net realized gain (loss) on                      (100,000)              (14,300)
investments
Deferred income tax                                     -                     -
provision                                        --------               --------
Net realized gain (loss)                         (100,000)              (14,300)
                                                 --------               --------
Unrealized appreciation
(depreciation) on investments:
Beginning of period                              (863,197)             (551,889)
End of period                                  (1,077,262)             (863,197)
                                               ----------              ---------
Increase (decrease) in                          1,940,459              (311,308)
unrealized appreciation
Deferred income tax                               600,000                     -
provision (benefit)                               -------               -------
Net increase (decrease) in                      1,340,459              (311,308)
unrealized appreciation                         ---------              --------
Net realized and unrealized                     1,240,459              (325,608)
gain (loss) on investments                      ---------              --------
Net increase (decrease) in net                $ 1,016,008             $ 474,882)
assets from operations                        ===========             =========